SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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CORTELCO SYSTEMS PUERTO RICO, INC.
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CORTELCO SYSTEMS PUERTO RICO, INC.
1550 Ponce de Leon Avenue, Suite 100, San Juan, Puerto Rico 00926
(787) 758-0000

NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 20, 2002

To our Shareholders:

     The 2002 Annual Meeting of Shareholders of Cortelco Systems Puerto Rico, Inc. (the “Company”) will be held at the Company’s office located at 1550 Ponce de Leon Avenue, Suite 100, San Juan, Puerto Rico 00926 on December 20, 2002, beginning at 9:00 a.m. (local time). At the meeting, the Company’s shareholders will vote on the following proposals to:

1.	Elect one Class I director of the Company to serve on the Board of Directors for a term expiring at the 2005 annual meeting of shareholders or until his successor is duly elected and qualified; and

2.	Ratify the appointment of Deloitte & Touche LLP as the Company’s independent accountants for the fiscal year ending July 31, 2003.

     Shareholders also will transact any other business that properly comes before the meeting.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

     Only shareholders of record at the close of business on October 21, 2002, are entitled to receive notice of, and to vote at, the meeting and any postponement or adjournment thereof. A list of such shareholders will be available for inspection by any shareholder at the Company’s office located at 1550 Ponce de Leon Avenue, Suite 100, San Juan, Puerto Rico, during ordinary business hours beginning December 10, 2002, and continuing through the meeting.

     YOUR VOTE IS IMPORTANT. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES OR PUERTO RICO. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

By Order of the Board of Directors,

/s/ Francisco Sanchez

Francisco Sanchez Secretary
November 15, 2002

INFORMATION ABOUT THE MEETING
What is the purpose of the meeting?
Who is entitled to vote?
Am I entitled to vote if my shares are held in “street name”?
How many shares must be present to hold the meeting?
What happens if a quorum is not present at the meeting?
How do I vote my shares?
Can I change my vote after I submit my proxy?
Who will count the votes?
How does the Board of Directors recommend that I vote on the proposals?
What happens if I do not specify how my shares are to be voted?
Will any other business be conducted at the meeting?
How many votes are required for action to be taken on each proposal?
How will abstentions be treated?
How will broker non-votes be treated?
STOCK OWNERSHIP
How much common stock do the Company’s management and its largest shareholders own?
Section 16(a) Beneficial Ownership Reporting Compliance
PROPOSAL 1 – ELECTION OF DIRECTORS
General
Class I Director – Nominee for Election – Term Expiring at 2005 Annual Meeting of Shareholders
Class II Director – Term Expiring at 2003 Annual Meeting of Shareholders
Class III Directors – Term Expiring at 2004 Annual Meeting of Shareholders
Board of Directors’ Recommendation
How does the Board of Directors operate?
Audit Committee Report
How often did the Board of Directors and its committees meet in fiscal 2002?
How are directors nominated?
How are directors compensated?
Compensation Committee Interlocks and Insider Participation
PROPOSAL 2 – RATIFICATION OF INDEPENDENT ACCOUNTANTS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Compensation Committee Report on Executive Compensation
Summary Compensation Table
eOn Stock Option Grants in Fiscal 2002
eOn Stock Option Exercises and Values for Fiscal 2002
CERTAIN TRANSACTIONS
OTHER MATTERS
ADDITIONAL INFORMATION
Solicitation of Proxies
Shareholder Proposals for 2003 Annual Meeting of Shareholders
PROXY

CORTELCO SYSTEMS PUERTO RICO, INC.
1550 Ponce de Leon Avenue, Suite 100, San Juan, Puerto Rico 00926
(787) 758-0000

PROXY STATEMENT
FOR
2002 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 20, 2002

     This Proxy Statement is being furnished in connection with the solicitation of proxies by Cortelco Systems Puerto Rico, Inc. (the “Company”), on behalf of its Board of Directors, for use at the 2002 Annual Meeting of Shareholders and any postponement or adjournment thereof. The meeting will be held at the Company’s office located at 1550 Ponce de Leon Avenue, Suite 100, San Juan, Puerto Rico 00926, on December 20, 2002, beginning at 9:00 a.m. (local time).

     At the meeting, the Company’s shareholders will be asked to vote on proposals to (1) elect one Class I director of the Company to serve on the Board of Directors for a term expiring at the 2005 annual meeting of shareholders, and (2) ratify the appointment of Deloitte & Touche LLP as the Company’s independent accountants for the fiscal year ending July 31, 2003. The proposals are set forth in the accompanying Notice of 2002 Annual Meeting of Shareholders and are described in more detail in this Proxy Statement. Shareholders also will transact any other business, not known or determined at the time of this proxy solicitation, that properly comes before the meeting, although the Board of Directors knows of no such other business to be presented.

     By submitting your proxy either by voting by telephone or on the Internet or by executing and returning the enclosed proxy card, you will authorize the proxy holders – Sergio R. Moren, the Company’s President and Chief Executive Officer; and Francisco Sanchez, the Company’s Chief Financial Officer, Vice President-Finance and Administration and Secretary – to represent you and vote your shares of the Company’s common stock on these proposals at the meeting in accordance with your instructions. These persons also will have discretionary authority to vote your shares on any other business that properly comes before the meeting. They also may vote your shares to adjourn the meeting from time to time and will be authorized to vote your shares at any postponement or adjournment of the meeting.

     The Company’s 2002 Annual Report to Shareholders (the “Annual Report”), which includes the Company’s financial statements, accompanies this Proxy Statement. Although the Annual Report is being distributed with this Proxy Statement, it does not constitute a part of the proxy solicitation materials and is not incorporated herein by reference.

     This Proxy Statement and the accompanying materials are first being sent or given to the Company’s shareholders on or about November 15, 2002.

     YOUR VOTE IS IMPORTANT. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

INFORMATION ABOUT THE MEETING

What is the purpose of the meeting?

     At the meeting, the Company’s shareholders will vote on the following proposals to:

1.	Elect one Class I director of the Company to serve on the Board of Directors for a term expiring at the 2005 annual meeting of shareholders; and

2.	Ratify the appointment of Deloitte & Touche, LLP as the Company’s independent accountants for the fiscal year ending July 31, 2003.

     In addition, the Company’s management will report on the performance of the Company during fiscal 2002 and will respond to appropriate questions from shareholders.

Who is entitled to vote?

     The record date for the meeting is October 21, 2002. Only shareholders of record at the close of business on October 21, 2002, are entitled to receive notice of the meeting and to vote the shares of the Company’s common stock that they held on that date at the meeting. Each outstanding share of common stock entitles its holder to one vote on each matter voted on at the meeting. At the close of business on the record date, there were 1,204,557 outstanding shares of common stock.

Am I entitled to vote if my shares are held in “street name”?

     If you are the beneficial owner of shares held in “street name” by a brokerage firm, bank or other nominee, such entity, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your nominee, it will nevertheless be entitled to vote your shares on certain “discretionary” items (such as Proposals 1 and 2), but will not be permitted to vote your shares on certain “non-discretionary” items. In the case of non-discretionary items, any shares not voted by your nominee will be considered “broker non-votes.”

How many shares must be present to hold the meeting?

     A quorum must be present at the meeting in order for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of the Company’s common stock outstanding on the record date will constitute a quorum. Abstentions and broker non-votes will be included in the calculation of the number of shares considered present at the meeting for the purpose of determining whether there is a quorum.

What happens if a quorum is not present at the meeting?

     If a quorum is not present at the scheduled time of the meeting, the chair of the meeting or the holders of a majority of the shares present at the meeting, in person or by proxy, may adjourn the meeting to another place, date, or time until a quorum is present. The place, date, and time of the adjourned meeting will be announced when the adjournment is taken, and no other notice will be given.

How do I vote my shares?

     You may vote or provide voting instructions by mail. If you are a registered shareholder, you may vote by properly completing, signing, dating, and returning the accompanying proxy card. If you are a beneficial owner of shares held in “street name,” you may provide voting instructions to the brokerage firm, bank, or other nominee that holds your shares by properly completing, signing, dating, and returning the voting instruction form provided to you by your nominee. The enclosed postage-paid envelope requires no additional postage if it is mailed in the United States or Puerto Rico.

     You may vote in person at the meeting. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person. In addition, the Company will pass out written ballots to registered shareholders who wish to vote in person at the meeting. If you are a beneficial owner of shares held in “street name” and wish to vote at the meeting, you will need to obtain a proxy form from the brokerage firm, bank or other nominee that holds your shares.

Can I change my vote after I submit my proxy?

     Yes, you may revoke your proxy and change your vote at any time before the polls close at the meeting in any of the following ways: (1) by properly completing, signing, dating, and returning another proxy card with a later date; (2) if you are a registered shareholder, by voting in person at the meeting; (3) if you are a registered shareholder, by giving written notice of such revocation to the Secretary of the Company prior to or at the meeting; or (4) if you are a beneficial owner of shares held in “street name,” by following the instructions given by the brokerage firm, bank or other nominee that holds your shares. Your attendance at the meeting itself will not revoke your proxy unless you give written notice of revocation to the Secretary of the Company before the polls are closed.

Who will count the votes?

     Computershare Trust Company, the transfer agent for the Company’s common stock, will tabulate and certify the shareholder votes submitted by proxy. A representative of Computershare Trust Company will serve as the inspector of election at the meeting.

How does the Board of Directors recommend that I vote on the proposals?

     Your Board of Directors recommends that you vote:

1.	FOR the election of the nominee named in this Proxy Statement as the Class I director of the Company to serve on the Board of Directors for a term expiring at the 2005 annual meeting of shareholders; and

2.	FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent accountants for the fiscal year ending July 31, 2003.

What happens if I do not specify how my shares are to be voted?

     If you submit a proxy but do not indicate any voting instructions, your shares will be voted FOR each of the proposals.

Will any other business be conducted at the meeting?

     As of the date of this Proxy Statement, the Board of Directors knows of no business that will be presented at the meeting other than the proposals described herein. If any other proposal properly comes before the shareholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

How many votes are required for action to be taken on each proposal?

     Election of Directors. The nominee that receives a plurality of the votes cast at the meeting will be elected as the Class I director of the Company to serve on the Board of Directors for a term expiring at the 2005 annual meeting of shareholders. This means that the nominee with the highest numbers of votes will be elected as the Class I director. If you vote to “Withhold Authority” with respect to the election of a director nominee, your shares will not be voted with respect to the person indicated, although they will be counted for the purpose of determining whether there is a quorum at the meeting.

     Ratification of Appointment of Independent Accountants. The appointment of Deloitte & Touche LLP as the Company’s independent accountants for the fiscal year ending July 31, 2003, will be ratified if the votes cast at the meeting favoring the ratification of such appointment exceed the votes cast opposing it.

How will abstentions be treated?

     Shareholders have the option of abstaining from voting on Proposal 2 (ratification of the appointment of the independent accountants), but not on Proposal 1 (election of director). If you abstain from voting on Proposal 2, your shares will be counted for the purpose of determining whether there is a quorum at the meeting, but they will not be included as shares voted on the proposal for the purpose of determining the outcome of the vote. With respect to Proposal 1, because the director is elected by a plurality of the votes cast at the meeting, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option on Proposal 1.

How will broker non-votes be treated?

     A “broker non-vote” occurs when a brokerage firm, bank or other nominee does not vote the shares that it holds in street name on behalf of a beneficial owner, because the beneficial owner has not provided voting instructions to the nominee with respect to a non-discretionary item. Neither of the proposals scheduled to be acted upon by the shareholders at the meeting is a non-discretionary item on which a nominee will not have discretion to vote in the absence of voting instructions from the beneficial owner. Instead, Proposal 1 (election of directors) and Proposal 2 (ratification of the appointment of the independent accountants) are discretionary items on which a nominee will have discretion to vote even without voting instructions from the beneficial owner. Therefore, there will not be any broker non-votes at the meeting.

STOCK OWNERSHIP

How much common stock do the Company’s management and its largest shareholders own?

     The following table provides information about the beneficial ownership of the Company’s common stock as of September 30, 2002, by each director of the Company, each person nominated to become a director of the Company, each executive officer of the Company named in the Summary Compensation Table in this Proxy Statement, all directors and executive officers of the Company as a group, and each person known to management of the Company to be the beneficial owner of more than 5% of the outstanding shares of common stock. A person’s beneficial ownership of common stock is determined in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”). Except as indicated herein and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all the shares of common stock beneficially owned by them.

	Number of Shares		Percentage of
Name of Beneficial Owner	Beneficially Owned		Shares Outstanding[1]

Directors and Executive Officers:
James W. Hopper	2,097	[2]	*
Lanny N. Lambert	8,330		*
David S. Lee	301,702	[3]	25.05%
Sergio R. Moren	20		*
Jose Alvarez	—		—
Francisco Sanchez	—		—
Manuel del Toro	—		—
All directors and executive officers as a group (7 persons)	311,182		25.83%
Other Shareholders:
ChinaVest, Inc. and affiliated entities	178,847	[4]	14.85%
19/F Dina House 11 Duddell Street Central, Hong Kong

*	Less than 1% of the outstanding shares of common stock.

[1]	The percentage of outstanding shares of common stock beneficially owned by each person is calculated based on the 1,204,557 outstanding shares of common stock as of September 30, 2002. The Company has not granted any stock options to purchase shares of the Company’s common stock.

[2]	Consists of 2,097 shares held by Mr. Hopper’s wife.

[3]	Consists of 242,895 shares held by David S. Lee, 15,704 shares held by the Lee Family Trust, and 43,103 shares held by Cortelco Systems Holding Corporation. Mr. Lee is the trustee of the Lee Family Trust and is both the Chairman of the Board and principal stockholder of Cortelco Systems Holding Corporation. Mr. Lee disclaims beneficial ownership of the shares held by Cortelco Systems Holding Corporation.

[4]	Consists of 153,808 shares held by ChinaVest IV, L.P., 17,706 shares held by ChinaVest IV-A, L.P., and 7,333 shares held by ChinaVest IV-B, L.P.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company’s directors and executive officers and the beneficial owners of more than 10% of the outstanding shares of the Company’s common stock (the “Reporting Persons”) file initial reports of, and subsequent reports of changes in, beneficial ownership of the common stock with the Securities and Exchange Commission (the “SEC”). The Reporting Persons are required to furnish the Company with copies of all Section 16(a) reports filed with the SEC. The Form 3’s, Initial Statement of Beneficial Ownership, for directors Lambert and Lee and executive officers Moren, Alvarez, Sanchez, and del Toro were filed with the SEC on May 31, 2002, 48 days after the Company’s Form 10 was deemed effective by the SEC. Director Hopper’s Form 3 was filed with the SEC on September 24, 2002, 18 days after Mr. Hopper was appointed to the Board of Directors. Based solely on the Company’s review of the copies of such reports and written representations from certain Reporting Persons furnished to the Company, other than as set forth herein, the Company believes that the Reporting Persons complied with all applicable Section 16(a) filing requirements during fiscal 2002.

PROPOSAL 1 – ELECTION OF DIRECTORS

General

     The Board of Directors is divided into three classes of directors whose terms expire in successive years. The term of the Class I director will expire at this meeting. The sole current Class I director is Sergio R. Moren. The term of the Class II directors will expire at the Company’s 2003 annual meeting of shareholders. The sole current Class II director is Lanny N. Lambert. The term of the Class III directors will expire at the 2004 annual meeting of shareholders. The current Class III directors are David S. Lee and James W. Hopper. Each succeeding term of a Class I, Class II, or Class III director will expire at the Company’s third annual meeting of shareholders held after his or her election. In each case, the director will hold office until his or her successor is elected and qualified, subject to the director’s prior death, resignation, retirement, disqualification, or removal from office.

Class I Director – Nominee for Election – Term Expiring at 2005 Annual Meeting of Shareholders

     The Board of Directors has nominated Sergio R. Moren to be elected at this meeting to serve as the sole Class I director of the Company for a term expiring at the 2005 annual meeting of shareholders. Mr. Moren is an incumbent director. Information concerning the Class I director nominee is set forth below.

     Sergio R. Moren. Mr. Moren, age 57, has been President, Chief Executive Officer and a director of the Company since 1999. From February 1998 until April 1999, Mr. Moren was President of Cortelco Puerto Rico, Inc. From January 1996 to February 1998, Mr. Moren was Vice President of Integrated Technologies, a contract manufacturer. Prior to 1996, Mr. Moren held executive positions in manufacturing, sales and marketing at ITT Industries, Inc., an engineering and manufacturing company, including President and General Manager of ITT Qume Caribe, a division of ITT Industries. Mr. Moren received a master’s degree from Harvard University and a B.S. from Santa Maria University.

     The nominee has consented to serve on the Board of Directors. If the nominee was to become unavailable to serve as a director, the Board of Directors may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board of Directors.

Class II Director – Term Expiring at 2003 Annual Meeting of Shareholders

     The following person currently serves as a Class II director of the Company for a term expiring at the 2003 annual meeting of shareholders:

     Lanny N. Lambert. Mr. Lambert, age 53, has been a director of the Company since 2002. He was appointed Chief Financial Officer of eOn Communications Corporation (“eOn”) in February 2001. Mr. Lambert joined eOn in October 2000 as Vice President and Chief Accounting Officer. His previous experience in the communications industry includes service as Vice President of Finance and Administration and Chief Financial Officer of CMC Industries, Inc. from 1993 to 2000; Vice President of Finance and Administration and Chief Financial Officer of Corinth Telecommunications Corporation, a subsidiary of Alcatel N.V.; and various financial and administrative positions with ITT Corporation.

Class III Directors – Term Expiring at 2004 Annual Meeting of Shareholders

     The following persons currently serve as Class III directors of the Company for a term expiring at the 2004 annual meeting of shareholders:

     David S. Lee. Mr. Lee, age 65, has been a director of the Company since 2002. He became the Chairman of the Board of eOn in 1991 and served as Chief Executive Officer from May 2000 through August 2001. Mr. Lee is a director of ESS Technology, Inc., a provider of semiconductor and software solutions for multimedia applications, iBasis, Inc., a provider of Internet-based communication services, and Linear Technology Corporation, a semiconductor company. Mr. Lee is a Regent of the University of California. From 1985 to 1988, Mr. Lee was President and Chairman of Data Technology Corporation, a computer peripheral company. Prior to 1985, he was Group Executive and Chairman of the Business Information Systems Group of ITT Corporation, a diversified company, and President of ITT Qume, formerly Qume Corporation, a computer systems peripherals company. In 1973, Mr. Lee co-founded Qume Corporation and was its Executive Vice President until the company was acquired by ITT Corporation in 1978.

     James W. Hopper. Mr. Hopper, age 58, has been a director of the Company since 2002. He is the President and Chief Executive Officer of Cortelco, Inc., an affiliate of the Company. Mr. Hopper has also held positions as President and Chief Executive Officer of CMC Industries, Executive Vice President, Vice President and Plant Manager of Cortelco USA. He currently serves on the Board of NSM and Ringer, Inc. Mr. Hopper’s experience includes thirty-seven years with ITT and the successor companies of Cortelco, Inc. with the majority or this service in telecommunications.

Board of Directors’ Recommendation

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE CLASS I DIRECTOR NOMINEE LISTED ABOVE. All proxies solicited on behalf of the Board of Directors will be voted FOR the election of such Class I director nominee unless the shareholders instruct otherwise in their proxies.

How does the Board of Directors operate?

     The Board of Directors has established a policy of holding meetings on a regular basis and on other occasions when required by special circumstances. The Board of Directors delegates certain of its functions to its standing Audit Committee and Compensation Committee which are described below.

     Audit Committee. The Audit Committee is composed of three directors who are appointed by the Board of Directors. The current members of the Audit Committee are David S. Lee, Lanny N. Lambert and James W. Hopper. Lanny N. Lambert currently serves as chair of the Audit Committee. The Audit Committee operates under a written charter adopted by the Board of Directors in fiscal 2002. The principal function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities and duties to the Company’s shareholders and other constituencies relating to the quality and integrity of the Company’s accounting and financial reporting practices. Among other things, the Audit Committee is authorized to review our financial reports and other financial information, systems of internal controls regarding finance, accounting, legal compliance and ethics; and auditing, accounting and financial reporting processes; annually recommend to the board of directors the Firm of independent public accountants to be selected as our auditors; consult with our independent accountants; approve the scope of their audit and other work; meet with members of our management; review and approve the engagement of accounting firms for non-audit services; oversee the internal audit function to ensure proper recording of accounting and financial information; and direct and supervise investigations into matters within the scope of its duties and responsibilities.

     Compensation Committee. The Compensation Committee is composed of three non-employee directors who are appointed by the Board of Directors. The current members of the Compensation Committee are David S. Lee, Lanny N. Lambert and James W. Hopper. James W. Hopper currently serves as chair of the Compensation Committee. Each member of the Compensation Committee is a non-employee director as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The compensation committee operates under a written charter adopted by the Board of Directors in fiscal 2002. The principal function of the compensation committee is to assist the board of directors in addressing the compensation of our directors, executive officers and other employees. Among other things, the compensation committee is authorized to approve and monitor executive compensation plans, policies, and programs; establish and review the salary and incentive compensation of our executive officers, except for the chief executive officer; recommend the salary and incentive compensation of our chief executive officer, subject to the approval of our board of directors; review and advise our management, as necessary, on succession planning and other significant human resource matters;

monitor the effectiveness and funded status of any retirement plans that we may establish and our savings plan; and approve or review significant employee benefit plan actions.

Audit Committee Report

     Management is responsible for the Company’s internal accounting and financial controls and the financial reporting process. The Company’s independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and to report its findings to the Board of Directors.

     In this context, the Audit Committee has met and held discussions, separately and jointly, with management and the Company’s independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements as of and for the fiscal year ended July 31, 2002, were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants.

     The Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, issued by the Independence Standards Board, and has discussed with the independent accountants their independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements as of and for the fiscal year ended July 31, 2002, be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2002, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors of Cortelco Systems Puerto Rico, Inc.

David S. Lee Lanny N. Lambert James W. Hopper

How often did the Board of Directors and its committees meet in fiscal 2002?

     The Company became subject to SEC reporting requirements on April 13, 2002. Prior to the Company becoming subject to SEC reporting requirements, Sergio Moren was the sole director of the Company. Mr. Moren held no meetings during his tenure as the sole director of the Company. After the Company became subject to SEC reporting requirements, the Board of Directors met one (1) time. The Audit Committee and the Compensation Committee did not meet during fiscal 2002. Each director attended 100% of the total number of meetings of the Board of Directors and its committees on which he served in fiscal 2002.

How are directors nominated?

     The Board of Directors does not have a nominating committee. Nominations for election as a director of the Company may be made by the Board of Directors, a nominating committee appointed by the Board of Directors, or any shareholder entitled to vote for the election of directors. As required by the Company’s bylaws, shareholder nominations for election to the Board of Directors must be made by written notice delivered to the Secretary of the Company in a timely manner and must identify the nominee by name and provide pertinent information concerning his or her background and experience.

How are directors compensated?

     The Company compensates its non-employee directors for their service in such capacity. Directors who are also employees of the Company are not separately compensated for their service as directors. All directors are reimbursed for their actual out-of-pocket expenses incurred in attending meetings.

     The directors do not receive cash compensation for their services as directors or members of committees of the Board of Directors, but are reimbursed for reasonable expenses incurred in attending meetings of the Board of Directors and committees of the board of directors. Non-employee directors are eligible to receive grants of options to purchase shares of our common stock under the Company’s 2002 Equity Incentive Plan. In order to retain and recruit qualified directors, the Board intends to make annual grants of options to purchase 500 shares of common stock to each non-employee director. Exercise prices will be equal to the fair market value on the date of the grant. Each stock option will vest one year following the date of the grant and expire ten years from the date of the grant.

Compensation Committee Interlocks and Insider Participation

     David S. Lee, Lanny N. Lambert and James W. Hopper served as members of the Compensation Committee of the Board of Directors during fiscal 2002. Neither of such persons is or has been an officer or employee of the Company. In addition, no executive officer of the Company served during fiscal 2002 as a director or a member of the compensation committee of any entity that had an executive officer serving as a director of the Company or a member of the Compensation Committee of the Board of Directors.

PROPOSAL 2 – RATIFICATION OF INDEPENDENT ACCOUNTANTS

     Deloitte & Touche LLP audited the Company’s financial statements for fiscal 2002 and has served as the Company’s independent accountants since fiscal 1999. The Board of Directors has appointed Deloitte & Touche LLP as the Company’s independent accountants for the fiscal year ending July 31, 2003, subject to shareholder ratification. The appointment was made at the recommendation of the Audit Committee.

     In addition to retaining Deloitte & Touche LLP to audit the Company’s financial statements for fiscal 2002, the Company engaged Deloitte & Touche LLP to provide certain other services in fiscal 2002 and expects to continue to do so in the future. The following table presents information regarding the fees billed by Deloitte & Touche LLP for certain categories of professional services provided to the Company in fiscal 2002:

Fees

Audit fees, including review of quarterly financial statements	$65,600
Financial information systems design and implementation fees

All other fees	82,800
Total	$148,400

     The Audit Committee reviewed all non-audit services provided by Deloitte & Touche LLP in fiscal 2002 and concluded that the provision of such services was compatible with maintaining Deloitte & Touche LLP independence in the conduct of its auditing functions.

     Representatives of Deloitte & Touche LLP are expected to be present at the meeting. They will be given an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from the Company’s shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JULY 31, 2003. All proxies solicited on behalf of the Board of Directors will be voted FOR the ratification of the appointment of the independent accountants unless the shareholders instruct otherwise in their proxies. If the shareholders do not ratify the appointment, the matter will be reconsidered by the Audit Committee and the Board of Directors.

EXECUTIVE OFFICERS

     The following individuals serve as executive officers of the Company:

     SERGIO R. MOREN, age 57, became President, Chief Executive Officer, and a director of the Company in April 1999. From February 1998 until April 1999, Mr. Moren was President of Cortelco Puerto Rico., Inc. From January 1996 to February 1998, Mr. Moren was Vice President of Integrated Technologies, a contract manufacturer. Prior to 1996, Mr. Moren held executive positions in manufacturing, sales and marketing at ITT Industries, Inc., an engineering and manufacturing company, including President and General Manager of ITT Qume Caribe, a division of ITT Industries. Mr. Moren received a master’s degree from Harvard University and a B.S. from Santa Maria University.

     FRANCISCO SANCHEZ, age 55, became Chief Financial Officer of the Company in July 2000 and became Vice President — Finance and Administration in April 1999. Mr. Sanchez served as a director of the Company from January 2002 to September 2002. He was Vice President — Finance and Administration of Cortelco Puerto Rico, Inc. from July 1998 until April 1999. From June 1987 to 1998, Mr. Sanchez was Caribbean Region Comptroller for H.B. Fuller Company. From June 1978 to May 1987, Mr. Sanchez held executive positions, Assistant Comptroller in manufacturing, sales and marketing at ITT Industries, Inc. Mr. Sanchez received a master’s degree from Metropolitan University and a BBA from Puerto Rico University.

     JOSE ALVAREZ, age 46, became Vice President — Operations and General Manager of Cellular Division of the Company in August 2001. From August 2000 to August 2001, Mr. Alvarez was an Executive Vice President of eOn. From February 2000 to August 2000, Mr. Alvarez was Director of Operations, Export Sales & Cellular Division, of eOn. From June 1999 to February 2000, Mr. Alvarez was Operations Director at CSPR. From January 1991 to February 1999, Mr. Alvarez was President of Almacenes Gonzalez, a retail shoe company. Mr. Alvarez received a master’s degree from Northeastern University and an undergraduate degree from the College of the Holy Cross.

     MANUEL DEL TORO, age 54, became Vice President of Sales and Marketing of the Company in September 2001. From December 2000 to September 2001, Mr. del Toro was a telecommunications and marketing consultant. Mr. del Toro worked with Telefonica de Larga Distancia of Puerto Rico, Inc., a telecommunications company, from July 1992 to December 2000. From July 1973 to 1989, Mr. del Toro was Director of Sales and Marketing of Cortelco Puerto Rico, Inc., then a subsidiary of ITT Corporation. Mr. del Toro received a Bachelor of Arts as Architect Designer at the University of Puerto Rico.

EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

     Overview. The Compensation Committee of the Board of Directors (the “Committee”) administers the Company’s executive compensation program. The Committee is composed of three non-employee directors, David S. Lee, Lanny N. Lambert and James Hopper. The Committee is responsible for making decisions with respect to the compensation of the Company’s executive officers, including the Chief Executive Officer. In making decisions regarding executive compensation, the Committee has attempted to implement a policy that serves the financial interests of the Company’s shareholders while providing appropriate incentives to its executive officers.

     Compensation Philosophy. The Company’s executive compensation program is designed to attract and retain high caliber executives and motivate them to achieve superior performance for the benefit of the Company’s shareholders. The Committee believes that a significant portion of executive officers’ compensation potential on an annual basis should be at risk based on the Company’s performance. If the Company’s performance does not meet the criteria established by the Committee, incentive compensation will be adjusted accordingly.

     Compensation Program. The compensation for executive officers of the Company generally consists of a base salary, an annual cash incentive, and long-term incentive compensation consisting of cash awards and equity-based awards. The total direct compensation (i.e., base salary, annual cash incentive, and long-term incentive compensation) paid to the Company’s executive officers is intended to be competitive with the total direct compensation paid to executive officers in similar positions at companies in our industry with revenues similar to those of the Company. These components of executive compensation are discussed more fully below.

     Base Salary. The Committee determines the base salaries of the Chief Executive Officer and all other executive officers of the Company. In setting the base salaries, the Committee assesses the executive’s responsibilities, experience and performance, compensation data of other companies, and the competitive environment for attracting and retaining executives. Salaries are reviewed annually, and increases are based primarily on merit according to each executive officer’s achievement of performance objectives.

     Annual Cash Incentive. The Company implemented an annual cash incentive plan for its executive officers with respect to their performance in fiscal 2002. The plan provided for the discretionary payment by the Company of an annual incentive bonus in the event that the Company achieved a specific financial performance goal for fiscal 2002. The Company achieved the financial performance goal and, as a result, paid annual incentive bonuses to its executive officers in amounts equal to $14,535 to Sergio R. Moren, President and Chief Financial Officer, $500 to Francisco Sanchez, Chief Financial Officer and Vice President — Finance and Administration, and $5,300 to Jose Alvarez, Vice President — Operations and General Manager of Cellular Division. .

     Long-Term Incentive Compensation. In fiscal 2002, the Company did not provide its executive officers with any long-term incentive compensation in the form of stock options granted under the Company’s 2002 Equity Incentive Plan. The Committee may base grants of equity-based awards on various factors, including the number of shares of common stock outstanding, the number of shares of common stock authorized under the plan, the executive officer’s ability to contribute to the Company’s future success, and other elements of the executive’s compensation.

     Compensation of Chief Executive Officer. Sergio R. Moren was the President and Chief Executive Officer of the Company during fiscal 2002. The Company paid Mr. Moren a base salary of $120,791 in fiscal 2002. Mr. Moren also was eligible to receive an annual cash incentive. Mr. Moren received an annual cash incentive of $14,535 for fiscal 2002. The Company also granted to Mr. Moren a stock option to purchase 5,000 shares of eOn common stock at an exercise price of $1.00 per share, which was the closing sale price of the common stock on the grant date, March 4, 2002. The Committee considers the total compensation received by Mr. Moren for fiscal 2002 to be reasonable and appropriate.

Submitted by the Compensation Committee of the Board of Directors of Cortelco Systems Puerto Rico, Inc.

David S. Lee Lanny N. Lambert James W. Hopper

Summary Compensation Table

     The table below sets forth summary compensation information for each of the last three fiscal years with respect to the Company’s Chief Executive Officer in fiscal 2002 (Sergio R. Moren), and our other executive officers whose total annual salary and bonus exceeded $100,000. The stock options awarded to the executive officers entitle them to purchase shares of common stock of eOn, not the Company. The Company has not granted any stock options to purchase common stock of the Company to this date.

				Long-Term
				Compensation
		Annual Compensation
	Fiscal			Number of eOn Stock	All Other
Name and Principal Positions	Year	Salary(1)	Bonus	Options Granted(1)	Compensation(2)

Sergio R. Moren	2002	$120,791	$14,535	5,000	$13,042
President and Chief	2001	$101,207	$32,489	54,000	$14,100
Executive Officer
Francisco Sanchez	2002	$92,916	$500	5,000	$8,800
Chief Financial Officer and	2001	$93,583	$3,325	4,000	$9,600
Vice President — Finance and Administration
Jose Alvarez	2002	$97,562	$5,300	5,000	$8,800
Vice President — Operations	2001	$99,833	$34,120	15,000	$9,600
and General Manager of Cellular Division

(1)	Consists of numbers of shares of eOn common stock underlying stock options granted to the executive officer.

(2)	Each executive officer’s other annual compensation for fiscal 2002 consisted of an automobile allowance.

eOn Stock Option Grants in Fiscal 2002

     The Company has not granted any stock options to purchase shares of its common stock; however, eOn granted stock options to purchase shares of eOn common stock to certain of our executive officers in fiscal 2002. The following table sets forth information regarding the grants of stock options made to the Company’s executive officers named in the Summary Compensation Table during fiscal 2002. The stock options vest at a rate of 25% beginning one year after the grant date and in equal monthly installments over a three-year period thereafter.

					Potential Realizable
		Percentage of			Value at Assumed
		Total eOn			Annual Rates of Stock
		Stock Options			Price Appreciation for
	Number of eOn Stock	Granted to			Option Term (2)
	Options Granted in	Employees in	Exercise Price	Expiration
Name	Fiscal 2002	Fiscal 2002(1)	per Share	Date	5%	10%

Sergio R. Moren	5,000	1.64%	$1.00	03/04/12	$3,144	$7,968
Francisco Sanchez	5,000	1.64%	$1.00	03/04/12	$3,144	$7,968
Jose Alvarez	5,000	1.64%	$1.00	03/04/12	$3,144	$7,968

(1)	Based upon a total of 305,500 shares of eOn common stock subject to stock options granted by eOn to its and its subsidiaries’ employees, including the named executive officers, under eOn’s 1999 Equity Incentive Plan in fiscal 2002.

(2)	The potential realizable value is calculated based on the term of the option at the time of grant, which is 10 years. Stock price appreciation of 5% and 10% is assumed pursuant to rules promulgated by the Securities and Exchange Commission solely for the purpose of this disclosure and does not represent a prediction of the future performance of eOn’s common stock price. The potential realizable value at 5% and 10% appreciation is calculated by assuming that the exercise price on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.

eOn Stock Option Exercises and Values for Fiscal 2002

     The Company has not granted any stock options to purchase shares of its common stock; however, eOn granted stock options to purchase shares of eOn common stock to certain of our executive officers in fiscal 2002. The executive officers named in the Summary Compensation Table did not exercise any eOn stock options during fiscal 2002. The following table sets forth information concerning the number and value of their unexercised eOn stock options at July 31, 2002.

	Number of Shares of eOn Common
	Stock Underlying Unexercised		Value of Unexercised In-the-Money
	Stock Options at July 31, 2002		Stock Options at July 31, 2002

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Sergio R. Moren	63,224	49,776	$—	$—
Francisco Sanchez	14,681	10,944	—	—
Jose Alvarez	10,825	15,875	—	—

     In accordance with the SEC’s rules, a stock option is in-the-money if the fair market value of the underlying stock exceeds the exercise price of the stock option. For the purposes of this table, the fair market value of the eOn common stock at July 31, 2002 is deemed to have been $0.55 per share, which is the closing sale price of the eOn common stock reported for transactions quoted on The Nasdaq Stock Market on such date. As so determined, the fair market value of the eOn common stock is less than the exercise prices of all the stock options shown in the table. Consequently, none of the stock options is in-the-money.

CERTAIN TRANSACTIONS

     From time to time, the Company enters into transactions with persons that are affiliated with the Company. Below is a summary of all transactions entered into between our affiliates and us since the beginning of our last fiscal year in which the amount involved exceeded $50,000.

     The Company purchases single line phones from Cortelco, Inc., a wholly owned subsidiary of Cortelco Systems Holding Corporation. David S. Lee is the Chairman and principal stockholder of Cortelco Systems Holding Corporation. Mr. Hopper is President and Chief Executive Officer of Cortelco, Inc. Mr. Lee and Mr. Hopper are also directors and Mr. Lee is a principal shareholder of the Company. In fiscal 2002, our purchases from Cortelco, Inc. totaled $679,000.

     We lease our building facilities from Cortelco Puerto Rico, Inc. under an operating lease agreement that expires on March 31, 2004. Rent expense under this agreement for the year ended July 31, 2002 was $372,033. Cortelco Puerto Rico is a wholly owned subsidiary of Cortelco Systems Holding Corporation. As discussed above, Mr. Lee is the Chairman and principal stockholder of this corporation, as well as the Company.

     We purchase PBX equipment from eOn. In fiscal 2002, our purchases from eOn totaled $41,393. David S. Lee is the Chairman and principal stockholder of eOn. Lanny N. Lambert, a director of our company, is the Chief Financial Officer of eOn.

     During fiscal year 2000, eOn retired our outstanding credit facility in the amount of approximately $600,000, and subsequently advanced cash to us in the aggregate amount of $3,550,000. The final cash advance from eOn was made in November 2000. These advances are non-interest bearing and have no formal repayment terms. From November 2000 to fiscal year ended July 31, 2002, we repaid a total of

$2,250,000 of these advances. No repayments were made in fiscal year 2002. The remainder of the advances were forgiven by eOn. No additional payments are required under this arrangement.

     We believe that all of our transactions set forth above were made on terms no less favorable to us than could have been otherwise obtained from unaffiliated third parties. As a matter of policy, all transactions between the Company and any of its officers, directors, and principal shareholders are approved by a majority of the board of directors, including a majority of the independent and disinterested members of the board.

OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no business that will be presented at the meeting other than the proposals described herein. If any other proposal properly comes before the shareholders for a vote at the meeting, however, the proxy holders will vote the shares of common stock represented by proxies that are submitted to the Company in accordance with their best judgment.

ADDITIONAL INFORMATION

Solicitation of Proxies

     The Company will bear the cost of preparing and mailing this Proxy Statement and soliciting proxies. The Company has retained Computershare Trust Company to provide services relating to the solicitation of proxies for the meeting. The Company has agreed to pay to Computershare Trust Company a fee of $999.26 and to reimburse it for certain out-of-pocket expenses incurred in providing such services. Directors, officers, and other employees of the Company also may solicit proxies without any additional compensation. The solicitations will be made through the mail and may also be made in person or by telephone, facsimile, or other electronic means. The Company requests that brokerage firms, banks, and other nominees forward the proxy solicitation materials to the beneficial owners of the shares of common stock held of record by such nominees and will reimburse them for their reasonable forwarding expenses.

Shareholder Proposals for 2003 Annual Meeting of Shareholders

     Shareholders interested in presenting a proposal for consideration at the Company’s 2003 annual meeting of shareholders must follow the procedures prescribed in the Company’s bylaws and the proxy rules of the SEC. The Company’s bylaws and the SEC’s Rule 14a-8 under the Securities Exchange Act of 1934, as amended, require that shareholder proposals that are intended to be presented at the Company’s 2003 annual meeting of shareholders must be received by the Company (attention: Corporate Secretary) at its office located at 1550 Ponce de Leon Avenue, Suite 100, San Juan, Puerto Rico 00926, not later than April 23, 2003, in order to be eligible for inclusion in the Company’s proxy solicitation materials relating to the meeting. Nothing in this paragraph shall be deemed to require the Company to include any shareholder proposal that does not meet all the requirements for such inclusion established by the Company’s bylaws or the SEC’s proxy rules.

By Order of the Board of Directors,

/s/ Francisco Sanchez

Francisco Sanchez Secretary San Juan, Puerto Rico November 15, 2002

PROXY	PROXY

CORTELCO SYSTEMS PUERTO RICO, INC.

2002 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 20, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The 2002 Annual Meeting of Shareholders of Cortelco Systems Puerto Rico, Inc. (the “Company”) will be held at the Company’s office located at 1550 Ponce de Leon Avenue, Suite 100, San Juan, Puerto Rico 00926, on December 20, 2002, beginning at 9:00 a.m. (San Juan time). The undersigned hereby acknowledges receipt of the combined Notice of 2002 Annual Meeting of Shareholders and Proxy Statement dated October 23, 2002, accompanying this proxy, to which reference is hereby made for further information regarding the meeting and the matters to be considered and voted on by the shareholders at the meeting.

     The undersigned hereby appoints Sergio Moren and Francisco Sanchez, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all shares of common stock of the Company owned of record by the undersigned as of the record date and otherwise to act on behalf of the undersigned at the meeting and any postponement or adjournment thereof, in accordance with the instructions set forth herein and with discretionary authority with respect to any other business, not known or determined at the time of the solicitation of this proxy, that properly comes before such meeting or any postponement or adjournment thereof.

     The undersigned hereby revokes any proxy heretofore given and directs said attorneys and agents to vote or act as indicated on the reverse side hereof.

Please mark your votes as indicated in this example. ☒

     This proxy is solicited on behalf of the Board of Directors of the Company and will be voted in accordance with the undersigned’s instructions set forth herein. If no instructions are provided, this proxy will be voted FOR each of the proposals described below. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

1.	To elect one Class I director of the Company to serve on the Board of Directors for a term expiring at the 2005 annual meeting of shareholders.

01	Sergio R. Moren	FOR the nominee listed (except as otherwise indicated*)	☐
		WITHHOLD AUTHORITY for the nominee listed	☐

*	To withhold authority to vote for any director nominee, draw a line through the name of the nominee in the list above.

2.	To ratify the appointment of Deloitte & Touche, LLP as the Company’s independent accountants for the fiscal year ending July 31, 2003.

FOR	☐	AGAINST	☐	ABSTAIN	☐

With respect to any other item of business that properly comes before the meeting, the proxy holders are authorized to vote the undersigned’s shares in accordance with their best judgment.

		Date:	, 2002
Signature of shareholder	Signature of shareholder, if held jointly

Please sign your name as it appears on this proxy. Joint owners each should sign. When signing as trustee, administrator, executor, attorney, etc., please indicate your full title as such. Corporations should sign in full corporate name by President or other authorized officer. Partnerships should sign in full partnership name by authorized partner.